Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

First Quarter Fiscal 2018 Financial Results

NEWARK, CA – December 21, 2017 – SMART Global Holdings, Inc. (“SMART”) (NASDAQ: SGH), parent company of SMART Modular Technologies, Inc., today reported financial results for the first quarter of fiscal 2018 ended November 24, 2017.

First Quarter Fiscal 2018 Highlights:

•Net sales of $265.4. million, 67% higher than year ago quarter

•GAAP operating income of $31.5 million

•GAAP net income of $21.0 million

•Adjusted EBITDA of $36.9 million

•GAAP diluted EPS of $0.92

•Non-GAAP diluted EPS of $1.05

“We are proud to report strength across the board for our first quarter of fiscal 2018. Revenue, gross margin and earnings per share all exceeded the high end of our revised guidance for the first quarter,” commented Iain MacKenzie, President and Chief Executive Officer of SMART Global Holdings.

“Looking ahead, we believe that the outlook is for more improvement in both SMART Brazil and our Specialty Memory businesses.  The recovering economy in Brazil and health in the overall global memory market, combined with strong demand for higher density products from our OEM customers, lead us to be optimistic about continued positive momentum in the upcoming periods,” added Mr. MacKenzie.

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q1 FY18	Q4 FY17	Q1 FY17	Q1 FY18	Q4 FY17	Q1 FY17
Net sales	$265.4	$223.0	$159.3	$265.4	$223.0	$159.3
Gross profit	$57.8	$48.0	$29.7	$58.1	$48.2	$29.8
Operating income	$31.5	$20.6	$3.6	$34.6	$25.4	$7.7
Net income (loss)	$21.0	$(10.2)	$(3.2)	$23.8	$17.4	$0.5
Earnings (loss) per share	$0.92	$(0.48)	$(0.23)	$1.05	$0.79	$0.04

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

Business Outlook

The following statements are based upon management's current expectations for the second quarter of fiscal 2018 ending February 23, 2018. These statements are forward-looking, and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales - GAAP/Non-GAAP	$280 to $300 million
Gross Margin - GAAP/Non-GAAP	21% to 23%
Earnings per share - GAAP	$1.18 to $1.24

Intangible amortization per share	$0.05
Stock-based compensation per share	$0.07

Earnings per share - Non-GAAP	$1.30 to $1.36

Expected diluted share count	23.0 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific time, 4:30 p.m. Eastern time. Dial-in US toll free +1-866-487-6452 using access code 9699519.

A replay of the conference call will be available until December 28, 2017 through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056; Passcode: 9699519.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industry and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; the success of our strategic initiatives including additional investments in new products and additional capacity; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; deterioration in or loss of relations with any of our limited number of key vendors;  and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART operates in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including Adjusted EBITDA, non-GAAP net income, non-GAAP net income per diluted share and non-GAAP diluted EPS. We define Adjusted EBITDA as GAAP net income plus net interest expense, income tax expense, depreciation and amortization expense, stock-based compensation expense, restructuring charges,  amortization of non-cash debt discount related to warrants, non-cash charges in connection with refinancing, and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP, and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein do not include stock-based compensation expense, intangible amortization expense, amortization of non-cash debt discount related to warrants and non-cash charges in connection with refinancing. These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges and gains, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA” tables below for more detail on Adjusted EBITDA and non-GAAP calculations.

About SMART Global Holdings

The SMART family of companies are global leaders in specialty memory, storage and hybrid solutions serving the electronics industry with standard and custom products for over 25 years. SMART delivers components, modules and solutions to a broad customer base, including OEMs in computing, networking, communications, storage, mobile and industrial markets. Customers rely on SMART as a strategic supplier with custom designs, product quality, technical support, a global footprint, and the ability to provide locally manufactured memory products in multiple geographies. See www.smartgh.com, www.smartm.com, www.smarth.com or www.smartsscs.com for more information.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended
	November 24, 2017	August 25, 2017	November 25, 2016
Net sales:
Brazil DRAM	$51,959	$46,830	$19,328
Brazil Mobile Memory	105,891	87,935	56,211
Specialty Memory	107,559	88,254	83,805
Total net sales	265,409	223,019	159,344
Cost of sales (1)	207,573	175,011	129,634
Gross profit	57,836	48,008	29,710
Operating expenses:
Research and development (1) (2)	8,550	9,718	9,697
Selling, general and administrative (1) (2)	17,818	17,722	15,410
Management advisory fees	—	—	1,000
Restructuring	—	—	(14)
Total operating expenses	26,368	27,440	26,093
Income from operations	31,468	20,568	3,617
Other income (expense):
Interest expense, net	(4,599)	(6,132)	(6,266)
Other income (expense), net	(2,715)	(20,887)	103
Total other expense	(7,314)	(27,019)	(6,163)
Income (loss) before income taxes	24,154	(6,451)	(2,546)
Provision for income taxes	3,149	3,758	661
Net income (loss)	$21,005	$(10,209)	$(3,207)

Earnings per share:
Basic	$0.97	$(0.48)	$(0.23)
Diluted	$0.92	$(0.48)	$(0.23)
Shares used in computing per-share calculation:
Basic	21,673	21,435	13,870
Diluted	22,715	21,435	13,870

(1) Includes share-based compensation expense as follows:
Cost of sales	$218	$192	$126
Research and development	274	232	215
Selling, general and administrative	1,113	1,407	709
Total stock-based compensation expense	$1,605	$1,831	$1,050

(2) Includes amortization of intangible assets expense as follows:
Research and development	$245	$1,225	$1,224
Selling, general and administrative	1,023	1,746	1,799
Total amortization expense	$1,268	$2,971	$3,023

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended
	November 24, 2017	August 25, 2017	November 25, 2016
Reconciliation of gross profit:
GAAP gross profit	$57,836	$48,008	$29,710
GAAP gross margin	21.8%	21.5%	18.6%
Add: Share-based compensation included in cost of sales	218	192	126
Non-GAAP gross profit	$58,054	$48,200	$29,836
Non-GAAP gross margin	21.9%	21.6%	18.7%

Reconciliation of operating expenses:
GAAP operating expenses	$26,368	$27,440	$26,093
Less: Share-based compensation expense included in opex
Research and development	274	232	215
Selling, general and administrative	1,113	1,407	709
Total	1,387	1,639	924
Less: Amortization of intangible assets included in opex
Research and development	245	1,225	1,224
Selling, general and administrative	1,023	1,746	1,799
Total	1,268	2,971	3,023
Less: S-1 related costs	300	—	—
Non-GAAP operating expenses	$23,413	$22,830	$22,146

Reconciliation of income from operations:
GAAP income from operations	$31,468	$20,568	$3,617
GAAP operating margin	11.9%	9.2%	2.3%
Add: Share-based compensation expense	1,605	1,831	1,050
Add: Amortization of intangible assets	1,268	2,971	3,023
Add: S-1 related costs	300	—	—
Non-GAAP income from operations	$34,641	$25,370	$7,690
Non-GAAP operating margin	13.1%	11.4%	4.8%

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$3,149	$3,758	$661
GAAP effective tax rate	13.0%	-58.3%	-26.0%
Tax effect of adjustments to GAAP results	(348)	(317)	(337)
Non-GAAP provision for income taxes	$3,497	$4,075	$998
Non-GAAP effective tax rate	12.8%	19.0%	65.4%

Reconciliation of net income (loss) and earnings per share (diluted):
GAAP net income (loss)	$21,005	$(10,209)	$(3,207)
Adjustments to GAAP net income:
Share-based compensation	1,605	1,831	1,050
Amortization of intangible assets	1,268	2,971	3,023
Amortization of debt discount related to warrants	—	1,214	—
S-1 related costs	300	—	—
Loss on early debt repayment	—	6,743	—
Loss on extinguishment of LT debt	—	15,194	—
Tax effect of items excluded from non-GAAP results	(348)	(317)	(337)
Non-GAAP net income	$23,830	$17,427	$529

Shares used in computing earnings per share (diluted)	22,715	22,011	14,479
Non-GAAP earnings per share (diluted)	$1.05	$0.79	$0.04

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(In thousands, except per share data)

	Three Months Ended
	November 24, 2017	August 25, 2017	November 25, 2016
GAAP net income (loss)	$21,005	$(10,209)	$(3,207)
Share-based compensation expense	1,605	1,831	1,050
Amortization of intangible assets	1,268	2,971	3,023
Interest expense, net	4,599	6,132	6,266
Provision for income tax	3,149	3,758	661
Depreciation	5,002	4,869	5,539
S-1 related costs	300	—	—
Management advisory fees	—	—	1,000
Loss on early debt repayment *	—	6,743	—
Loss on extinguishment of LT debt **	—	15,194	—
Restructuring	—	—	(14)
Special retention bonuses	—	—	25
Investment advisory fees	—	—	406
Adjusted EBITDA	$36,928	$31,289	$14,749

* Loss on early payment of term loan for principal amount of $61.1 million in June 2017 related to IPO.

** Loss on extinguishment of long-term debt for principal payment of $151.0 million in August 2017.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	November 24,	August 25,
	2017	2017
Assets
Current assets:
Cash and cash equivalents	$23,503	$22,436
Accounts receivable, net	236,199	183,303
Inventories	128,158	127,135
Prepaid expenses and other current assets	12,226	14,115
Total current assets	400,086	346,989
Property and equipment, net	55,134	55,182
Other noncurrent assets	25,772	26,728
Intangible assets, net	3,692	5,107
Goodwill	44,626	46,022
Total assets	$529,310	$480,028
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$235,226	$189,717
Accrued liabilities	21,674	27,316
Current portion of long-term debt	22,500	22,841
Total current liabilities	279,400	239,874
Long-term debt	148,249	154,450
Deferred tax liabilities	1,041	1,439
Other long-term liabilities	1,869	1,869
Total liabilities	$430,559	$397,632
Shareholders’ equity:
Ordinary shares	656	653
Additional paid-in capital	234,686	232,162
Accumulated other comprehensive loss	(150,387)	(143,210)
Retained earnings	13,796	(7,209)
Total shareholders’ equity	98,751	82,396
Total liabilities and shareholders’ equity	$529,310	$480,028

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended
	November 24, 2017	August 25, 2017	November 25, 2016
Cash flows from operating activities:
Net income (loss)	$21,005	$(10,209)	$(3,207)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	6,270	7,839	8,562
Share-based compensation	1,605	1,831	1,050
Provision for doubtful accounts receivable and sales returns	28	(82)	(192)
Deferred income tax benefit	(220)	(1,194)	(305)
Loss on disposal of property and equipment	—	223	—
Extinguishment loss on long-term debt	—	15,194	—
Loss on early debt payment	—	6,744	—
Amortization of debt discounts and issuance costs	729	1,807	1,022
Changes in operating assets and liabilities:
Accounts receivable	(55,801)	(6,910)	21,610
Inventories	(3,746)	9,333	9,000
Prepaid expenses and other assets	1,758	(799)	624
Accounts payable	47,492	(22,407)	(56,400)
Accrued expenses and other liabilities	(4,863)	4,639	1,215
Net cash provided by (used in) operating activities	14,257	6,009	(17,021)
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(6,039)	(7,499)	(3,075)
Proceeds from sale of property and equipment	—	184	—
Net cash used in investing activities	(6,039)	(7,315)	(3,075)
Cash flows from financing activities:
Long-term debt payment	(6,184)	(2,009)	(5,331)
Early payment of long-term debt	—	(61,127)	—
Payment for extinguishment of long-term debt	—	(151,008)	—
Proceeds from issuance of long-term debt, net of costs paid	—	156,962	—
Fees paid for revolving line of credit refinancing	(299)	(3,167)	—
Issuance of ordinary shares from an initial public offering, net of underwriting commissions	—	63,507	—
Payment of costs related to initial public offering	(1,289)	(949)	—
Proceeds from borrowings under revolving line of credit	105,500	119,500	110,250
Repayments of borrowings under revolving line of credit	(105,500)	(119,500)	(110,250)
Proceeds from issuance of ordinary shares from share option exercise	539	58	—
Tax payments due upon issuance of ordinary shares for release of restricted stock units	—	(763)	—
Net cash used in financing activities	(7,233)	1,504	(5,331)
Effect of exchange rate changes on cash and cash equivalents	82	(103)	479
Net increase (decrease) in cash and cash equivalents	1,067	95	(24,948)
Cash and cash equivalents at beginning of period	22,436	22,341	58,634
Cash and cash equivalents at end of period	$23,503	$22,436	$33,686

# # #

Investor Contact:
Suzanne Schmidt
Investor Relations for SMART Global Holdings, Inc.
(510) 360-8596
ir@smartm.com